Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-7969 - State of Iowa Retirement Investors Club 403(b)

Supplement dated September 4, 2026 to Prospectus dated May 1, 2026

Effective immediately, the following funds in the above-referenced product Prospectus are closed to new investors:

•American Funds® The Growth Fund of America® - Class R-4
•Hartford Capital Appreciation HLS Fund - Class IA
•Hartford Dividend and Growth HLS Fund - Class IA
•Hartford Total Return Bond HLS Fund - Class IA
•Hartford Ultrashort Bond HLS Fund - Class IA
•Vanguard Mid-Cap Index Fund - Admiral Shares
•Vanguard Total Bond Market Index Fund - Admiral Shares
•Vanguard Total Stock Market Index Fund - Admiral Shares

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-24